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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                  June 29, 2001

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                               Agere Systems Inc.

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             (Exact name of registrant as specified in its charter)

                                    Delaware

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                 (State or other jurisdiction of incorporation)

               1-16397                                    22-3746606
      (Commission File Number)                 (IRS Employer Identification No.)

555 Union Boulevard, Allentown, Pennsylvania                      18109
(Address of principal executive offices)                       (Zip Code)

                                  610-712-4323

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                         (Registrant's Telephone Number)
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Item 5.           Other Events.

On June 29, 2001, Agere issued the press release attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.  Exhibit.


Exhibit number    Description

99.1              Press release dated June 29, 2001
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            AGERE SYSTEMS INC.



Date:  July 2, 2001                By:   /s/ John W. Gamble, Jr.
                                            Name:  John W. Gamble, Jr.
                                            Title: Senior Vice President and
                                                   Treasurer
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                                  EXHIBIT INDEX

Exhibit Number    Description

99.1              Press release dated June 29, 2001